UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dynamic International Opportunity Fund

(Ticker:  ICCIX, ICCNX)

Dynamic U.S. Opportunity Fund

(Ticker: ICSIX, ICSNX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

February 13, 2018

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on March 27, 2018, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, AFAM Capital, Inc. (“AFAM”), and specifically the Innealta Capital division of AFAM (the “Innealta Division”), serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. Dr. Vito Sciaraffia serves as the Innealta Division’s Chief Investment Officer and portfolio manager for the Funds. AFAM is directly wholly-owned and controlled by AF Holdings, Inc. (“AFHI”). At a meeting held on January 23-24, 2018, AFAM advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement pursuant to which the Innealta Division would become its own legal entity and an investment adviser that will soon be registered with the U.S. Securities and Exchange Commission (“SEC”), Innealta Capital, LLC (“Innealta”) (the “Reorganization”). The Reorganization, which would occur after shareholder approval of the new investment advisory agreement, would result in the following ownership structure for Innealta: Dr. Vito Sciaraffia will indirectly own 88.50% of Innealta through Riomaggiore Investments, LLC as its sole member, and Dr. Gonzalo Maturana, will indirectly own 11.50% of Innealta through Alsacia Investments, LLC, as its sole member. Because each employee of Innealta has been offered an opportunity to acquire ownership in Innealta throughout 2018, it is expected that other employees of Innealta will purchase equity interest in Innealta, diluting Dr. Sciaraffia’s interest in Innealta, although it is anticipated that Dr. Sciaraffia’s interest in Innealta will remain above 60% at least through the end of 2018. Both the AFAM and Innealta believe that the Funds’ shareholders will benefit from the Reorganization for the following reasons: (i) the reorganization of the Innealta Division as a separate legal entity will result in a single, unified management body overseeing Innealta rather than management from both AFAM and the Innealta Division which could potentially improve employee retention and improve marketing efforts and focus and such benefits could lead to increased asset retention and Fund inflows; (ii) as assets under management within each Fund potentially grow, shareholders may realize lower investment management costs; and most importantly, (iii) the Reorganization should result in more efficient portfolio management as the Funds’ research and investment team will be able to focus more resources on the Funds rather than other products advised by AFAM and should be better positioned to meet, and optimally exceed, the stated investment objectives of each Fund.

The Reorganization will result in an assignment and termination of the existing advisory agreement, dated October 28, 2011 and most recently renewed at a meeting held on October 24-25, 2017, between the Trust, on behalf of the Funds, and AFAM (the “Existing Advisory Agreement”). In anticipation of the Reorganization and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Funds, and Innealta (the “New Advisory Agreement”) at the January 23-24, 2018 meeting. Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for Innealta replacing AFAM as a party to the New Advisory Agreement, the date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement, anticipated to be March 27, 2018, although there is no guarantee that shareholders will approve the proposed New Advisory Agreement.

We think that this proposal is in the best interest of the shareholders of the Funds. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Funds vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-873-3837. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Kevin E. Wolf

President

Northern Lights Fund Trust II

Dynamic International Opportunity Fund

(Ticker:  ICCIX, ICCNX)

Dynamic U.S. Opportunity Fund

(Ticker: ICSIX, ICSNX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 27, 2018

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund (the “Funds”), each a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 27, 2018 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Innealta Capital, LLC (the “New Advisory Agreement”), the proposed investment adviser to the Funds. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 1, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 27, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/DynamicFunds.pdf.

By Order of the Board of Trustees

/s/ Richard Malinowski

Secretary

Northern Lights Fund Trust II

February 13, 2018

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. As described in the attached Notice and Proxy Statement, AFAM Capital, Inc. (“AFAM”), and specifically the Innealta Capital division of AFAM (the “Innealta Division”), serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. Dr. Vito Sciaraffia serves as the Innealta Division’s Chief Investment Officer and portfolio manager for the Funds. AFAM is directly wholly-owned and controlled by the AF Holdings, Inc. (“AFHI”). At a meeting held on January 23-24, 2018, AFAM advised the Board of Trustees (the “Board”) of Trust that it had entered into an agreement pursuant to which the Innealta Division would become its own legal entity and an investment adviser that will soon be registered with the U.S. Securities and Exchange Commission (“SEC”), Innealta Capital, LLC (“Innealta”) (the “Reorganization”). The Reorganization, which would occur after shareholder approval of the new investment advisory agreement, would result in the following ownership structure for Innealta: Dr. Vito Sciaraffia will indirectly own 88.50% of Innealta through Riomaggiore Investments, LLC as its sole member, and Dr. Gonzalo Maturana, will indirectly own 11.50% of Innealta through Alsacia Investments, LLC, as its sole member. Because each employee of Innealta has been offered an opportunity to acquire ownership in Innealta throughout 2018, it is expected that over time, employees of Innealta will purchase equity interest in Innealta, diluting Dr. Sciaraffia’s interest in Innealta, although it is anticipated that Dr. Sciaraffia’s interest in Innealta will remain above 60% at least through the end of 2018. In consideration for the Reorganization, AFAM and Innealta have entered into a four year earn-out agreement based upon Innealta’s revenues. As further discussed in the Proxy Statement, Innealta has agreed that, for a minimum of two years subsequent to the consummation of the Reorganization, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Funds. Furthermore, during the three-year period after the closing of the Reorganization, Innealta will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Innealta or AFAM. Both AFAM and Innealta believe that the Funds’ shareholders will benefit from the Reorganization for the following reasons: (i) the reorganization of the Innealta Division as a separate legal entity will result in a single, unified management body overseeing Innealta rather than management from both AFAM and the Innealta Division which could potentially improve employee retention and improve marketing efforts and focus and such benefits could lead to increased asset retention and Fund inflows; (ii) as assets under management within each Fund potentially grow, shareholders may realize lower investment management costs; and most importantly, (iii) the Reorganization should result in more efficient portfolio management as the Funds’ research and investment team will be able to focus more resources on the Funds rather than other products advised by AFAM and should be better positioned to meet and optimally exceed the stated investment objectives of each Fund.

The Reorganization will result in an assignment and termination of the existing advisory agreement, dated October 28, 2011 and most recently renewed at a meeting held on October 24-25, 2017, between the Trust, on behalf of the Funds, and AFAM (the “Existing Advisory Agreement”). In anticipation of the Reorganization and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Funds, and Innealta (the “New Advisory Agreement”) at the January 23-24, 2018 meeting. Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for Innealta replacing AFAM as a party to the New Advisory Agreement, the date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement, anticipated to be March 27, 2018, although there is no guarantee that shareholders will approve the proposed New Advisory Agreement. Additionally, the fee waiver/expense reimbursement arrangement in place between AFAM and the Funds will remain unchanged and will extend to March 31, 2019.

The Funds’ investment objective and investment strategies have not changed as a result of the Reorganization, and the investment advisory personnel of AFAM who provide services to the Funds are expected to continue to do so, if approved by shareholders, under the New Advisory Agreement.

The composition of the Board of Trustees of the Trust will not be changed as a direct result of the New Advisory Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

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1. To approve a new investment advisory agreement by and between the Trust and Innealta Capital, LLC (the “New Advisory Agreement”), the proposed investment adviser to the Funds. No fee increase is proposed.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Funds and have the right to vote on this very important proposal concerning your investment.

Q. How will the Reorganization or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. The Funds and their investment objectives will not change as a result of the completion of the Reorganization or the approval of the New Advisory Agreement, and you will still own the same shares in the Funds. The terms of the New Advisory Agreement are identical to the Existing Advisory Agreement except for Innealta replacing AFAM as a party to the New Advisory Agreement, the date of execution, effectiveness and term. The advisory fee rates charged to the Funds will remain the same as under the Existing Advisory Agreement. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The portfolio manager who currently manages the Funds will continue to manage the Funds under the New Advisory Agreement. Additionally, the operating expense limitation agreement in place between AFAM and the Funds will remain unchanged and will extend to March 31, 2019 with Innealta. The composition of the Board of Trustees of the Trust will not be changed as a direct result of the New Advisory Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. The Reorganization will only occur if shareholders approve the New Advisory Agreement. Accordingly, AFAM will continue to manage the Funds pending shareholder approval of the New Advisory Agreement. If the New Advisory Agreement is not approved by shareholders, AFAM will continue to manage the Funds pursuant to the Existing Advisory Agreement and the Reorganization will not take place.

Q. Will the Funds’ names change?

A. No. The Funds’ name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on January 23-24, 2018 and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by Innealta and not by the Funds or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on February 1, 2018 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 27, 2018 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card.

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In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on March 27, 2018 for direct shareholders and 11:59 p.m. on March 26, 2018 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Funds’ annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call (toll-free) 1-855-873-3837, write to 17605 Wright Street, Omaha, NE 68130, or visit http://www.innealtafunds.com/funddocuments/. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-855-873-3837.

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Dynamic International Opportunity Fund

(Ticker:  ICCIX, ICCNX)

Dynamic U.S. Opportunity Fund

(Ticker: ICSIX, ICSNX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund, each a series of the Trust (the “Funds”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on March 27, 2018 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Funds to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Innealta Capital, LLC (the “New Advisory Agreement”), the proposed investment adviser to the Funds. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about February 16, 2018. Only shareholders of record at the close of business on February 1, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on March 27, 2018:

This proxy statement is available at proxyonline.com/docs/DynamicFunds.pdf, or by contacting the Funds at 1-855-873-3837. To obtain directions to attend the Meeting, please call the Funds at 1-855-873-3837. For a free copy of the Funds’ latest annual and/or semi-annual report, call (toll-free) at 1-855-873-3837or write to:

Dynamic International Opportunity Fund

Dynamic U.S. Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Innealta Capital, LLC

Background

The primary purpose of this proposal is to approve Innealta Capital, LLC (“Innealta”) a newly formed investment adviser to be reorganized from the Innealta Capital division (the “Innealta Division”) of AFAM Capital, Inc. (“AFAM”), to serve as the investment adviser to the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”). To do so, the Trustees are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of each Fund, and Innealta (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Funds’ existing investment advisory agreement with AFAM, except for Innealta replacing AFAM as a party to the New Advisory Agreement, the date of execution, effectiveness and term. Further, the duties of AFAM are carried out by the Innealta Division portfolio management team and those duties will not change as the exact same portfolio management team will stay in place under the New Advisory Agreement. The effective date of the New Advisory Agreement will be March 27, 2018, or such other date that the Funds’ shareholders approve the New Advisory Agreement.

AFAM serves as the investment adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets. AFAM is directly wholly-owned and controlled by AF Holdings, Inc. (“AFHI”). At a meeting held on January 23-24, 2018, AFAM advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement pursuant to which the Innealta Division would become its own legal entity and an investment adviser that will soon be registered with the U.S. Securities and Exchange Commission (“SEC”), Innealta (the “Reorganization”). The Reorganization, which would occur after shareholder approval of the new investment advisory agreement, would result in the following ownership structure for Innealta: Dr. Vito Sciaraffia will indirectly own 88.50% of Innealta through Riomaggiore Investments, LLC as its sole member, and Dr. Gonzalo Maturana will indirectly own 11.50% of Innealta through Alsacia Investments, LLC as its sole member. Because each employee of Innealta has been offered an opportunity to acquire ownership in Innealta throughout 2018, it is expected that other employees of Innealta will purchase equity interest in Innealta diluting, Dr. Sciaraffia’s interest in Innealta, although it is anticipated that Dr. Sciaraffia’s interest in Innealta will remain above 60% at least through the end of 2018. In consideration for the Reorganization, AFAM and Innealta have entered into a four year earn-out agreement based upon Innealta’s revenues. As further discussed below, Innealta has agreed that, for a minimum of two years subsequent to the consummation of the Reorganization, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Funds. Furthermore, during the three-year period after the closing of the Reorganization, Innealta will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Innealta or AFAM. Both AFAM and Innealta believe that the Funds’ shareholders will benefit from the Reorganization for the following reasons: (i) the reorganization of the Innealta Division as a separate legal entity will result in a single, unified management body overseeing Innealta rather than management from both AFAM and the Innealta Division which could potentially improve employee retention and improve marketing efforts and focus and such benefits could lead to increased asset retention and Fund inflows; (ii) as assets under management within each Fund potentially grow, shareholders may realize lower investment management costs; and most importantly, (iii) the Reorganization should result in more efficient portfolio management as the Funds’ research and investment team will be able to focus more resources on the Funds rather than other products advised by AFAM and should be better positioned to meet and optimally exceed the stated investment objectives of each Fund.

The Reorganization will result in an assignment and termination of the existing advisory agreement, dated October 28, 2011, and most recently renewed at a meeting held on October 24-25, 2017, between the Trust, on behalf of the Funds, and AFAM (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by the sole shareholder of each Fund on December 30, 2011. In anticipation of the Reorganization and these related

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events, and in order to provide for the uninterrupted management of the Funds, the Board, at their meeting on January 23-24, 2018, (i) approved the New Advisory Agreement with Innealta, subject to shareholder approval, and (ii) voted to recommend that shareholders approve the New Advisory Agreement for the Funds. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for Innealta replacing AFAM as a party to the New Advisory Agreement, the date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement, anticipated to be March 27, 2018, although there is no guarantee that shareholders will approve the proposed New Advisory Agreement. Additionally, the fee waiver/expense reimbursement arrangement in place between AFAM and the Funds will remain unchanged and will extend to March 31, 2019.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning AFAM and Innealta

Innealta is a Texas limited liability company, located at 12117 FM 2244, Bldg. 3, #170, Austin, TX 78738. As described above, AFAM’s ownership structure is as follows: AF Holdings, Inc. is the parent company of AFAM.

Innealta is an investment adviser that will be registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Innealta filed its registration under the Advisers Act with the SEC on January 10, 2018, and it is expected that the registration will be effective no later than February 26, 2018. The following is the ownership structure for Innealta: Dr. Vito Sciaraffia, the Funds’ portfolio manager, will indirectly own 88.50% of Innealta through Riomaggiore Investments LLC as its sole member, and Dr. Gonzalo Maturana will indirectly own 11.50% of Innealta through Alsacia Investments, LLC, as its sole member. As of February 1, 2018, Innealta had approximately $0 in assets under management.

The names and titles and principal occupations of the principal executive officers of Innealta are set forth below. The address of each such person is 12117 FM 2244, Bldg. 3, #170, Austin, TX 78738.

Name	Title
Dr. Vito Sciaraffia	Chief Investment Officer
Cynthia Mendoza	Chief Operating Officer and Chief Compliance Officer
Dr. Gonzalo Maturana	Investment Strategist

Vito Sciaraffia, Ph.D.
Vito Sciaraffia, Ph.D. is Chief Investment Officer of Innealta Capital, responsible for ensuring prudent management of all Innealta client assets, designing novel quantitative strategies, and leading the research activities of the investment team. Dr. Sciaraffia’s present role both emphasizes and builds upon his professional experience, focused heavily on the quantitative evaluation of equity securities and financial markets. In addition, he is actively involved with clients through conference presentations, webinars, and written market commentaries. Dr. Sciaraffia has been in the financial

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industry since 2004. His previous work experience includes: Senior Researcher on the Strategy Research Team at Dimensional Fund Advisors, Management Associate in the Investment Banking Division at Citigroup, and member of the Market Risk Team at JP Morgan. While at Dimensional, Dr. Sciaraffia conducted empirical asset pricing research, wrote research papers, enhanced the design of investment strategies, and collaborated with their marketing and sales departments by delivering technical presentations to various clients.

Additionally, Dr. Sciaraffia was an Assistant Professor of Finance at the McCombs School of Business of the University of Texas at Austin, where he researched empirical asset pricing and taught the core Investment Management course. He earned his Ph.D. in business administration from the Haas School of Business at the University of California, Berkeley. In addition, he has an MA in Mathematics with an emphasis in stochastic processes and an MS in Business from the University of California, Berkeley, an MBA and an M.S. in Finance from the University of Chile, and a B.S. in Economics and Management from the Catholic University of Chile.

Cynthia Mendoza

Ms. Mendoza serves as Chief Compliance Officer and Chief Operating Officer, for the Adviser. Ms. Mendoza is responsible for all aspects of the Adviser’s operations. Additionally, as Chief Compliance Officer, she is responsible for the general administration of the written policies and procedures set forth in the Adviser's Regulatory Compliance Manual and Code of Ethics (the "Manual") and for the periodic review of the Manual for adequacy and effectiveness of implementation. Ms. Mendoza has over fourteen years of investment management and financial services industry experience.

Gonzalo Maturana, PhD – Investment Strategist

Dr. Maturana serves as an Investment Strategist responsible for Adviser’s proprietary research and strategy design. Additionally, Dr. Maturana serves as a member of the Adviser’s Investment Committee. Dr. Maturana is an industry expert in the field of securitization and its impact on capital markets. More specifically, his research examines securitization, misreporting, and fraud: major factors that led to the Great Recession of 2008. He has been published in top finance academic journals such as the Review of Financial Studies.

The Investment Advisory Agreement

A copy of the proposed New Advisory Agreement is attached as Appendix A. Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Innealta. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for Innealta replacing AFAM as a party to the New Advisory Agreement, the date of execution, effectiveness and term. The following description is only a summary of the material terms of the Existing and New Advisory Agreements. The term “Adviser” in this section applies to both AFAM and Innealta when describing the identical terms of the Existing and New Advisory Agreements.

Under the terms of both the Existing Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from each Fund equal to 1.00% of each Fund’s average daily net assets. For such compensation, the Adviser, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. Under the Existing Advisory Agreement, the aggregate fee paid to AFAM before waivers or reimbursements for the Dynamic International Opportunity Fund’s most recent fiscal year ended November 30, 2017 was $763,029 the expense reimbursement was $(146,270) (this was pursuant to the Existing Expense Limitation Agreement, please see the discussion under the heading, “Expense Limitation Agreement” below), and the net advisory fee was $616,759. Under the Existing Advisory Agreement, the aggregate fee paid to AFAM before waivers or reimbursements for the Dynamic U.S. Opportunity Fund’s most recent fiscal year ended November 30, 2017 was $472,448 the expense reimbursement was $(151,870) (this was pursuant to the Existing Expense Limitation Agreement, please see the discussion under the heading, “Expense Limitation Agreement” below), and the net advisory fee was $320,578

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Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and as such, shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services for the benefit of the Funds and pay such brokers in return a potentially higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

Additionally, both the Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser directly provides, subject to the supervision of the Board of Trustees, the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The closing of the Reorganization is contingent upon shareholder approval of the New Advisory Agreement, therefore the New Advisory Agreement will become effective upon approval by the shareholders of the Funds and the Reorganization will close at the same time. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and annually thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Funds. In addition, the New Advisory Agreement may be terminated on 60 days’ notice by the Adviser given to the Funds.

The New Advisory Agreement, like the Existing Advisory Agreement, provides that the Funds’ adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If the New Advisory Agreement with Innealta is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Funds.

Expense Limitation Agreement

Pursuant to a separate operating expense limitation agreement (the “Existing Expense Limitation Agreement”), AFAM had contractually agreed to waive its fee and reimburse the Funds’ expenses so that total annual operating expenses for each Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of each Fund’s average net assets for Class

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N and Class I shares respectively, through March 31, 2018. For the Funds’ most recent fiscal year ended November 30, 2017, the expense reimbursement was $(146,270) for the Dynamic International Opportunity Fund and $(151,870) for the Dynamic U.S. Opportunity Fund. Innealta will enter into a new operating expense limitation agreement (the “New Expense Limitation Agreement”) that is identical to the Existing Expense Limitation Agreement except that Innealta will be replacing AFAM as a party to the New Expense Limitation Agreement and that the expense caps would be extended by a year to March 31, 2019. Under the New Expense Limitation Agreement, Innealta is permitted to seek reimbursement from the Funds, subject to limitations, for fees it waived and Fund expenses it paid. Innealta is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the Existing Expense Limitation Agreement or New Expense Limitation Agreement in future years on a rolling three-year basis (three years from when the expense was incurred), as long as the reimbursement does not cause the Funds’ annual operating expenses to exceed the expense cap. Innealta’s ability to recoup waived fees or reimbursed expenses is only permissible if the Funds is able to make the repayment without exceeding the expense limitation that was in effect at the time the fee waiver or expense reimbursement occurred or that are in effect at the time of the repayment, whichever is lower. Please refer to Appendix B for a copy of the New Expense Limitation Agreement.

Evaluation by the Board of Trustees

At a meeting of the Board on January 23-24, 2018, the Board, including the Independent Trustees, met in person with Innealta (which is the same management team as AFAM) to consider the approval of the New Advisory Agreement between the Trust, on behalf of the Funds and Innealta.

In advance of the January 23-24, 2018 meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside independent legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included due diligence materials relating to Innealta (including due diligence questionnaires completed by Innealta, Innealta’s Form ADV, select financial information of Innealta, bibliographic information regarding Innealta’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. Based on their evaluation of the information provided by Innealta, in conjunction with the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Board then reviewed materials provided by Innealta related to the approval of the New Advisory Agreement in connection with the Reorganization with respect to each of the Funds, including Innealta’s Form ADV and related schedules, a description of the manner in which investment decisions will be made and executed, a review of the personnel performing services for each of the Funds, including the team of individuals that will primarily monitor and execute the investment process. The Board discussed the extent of Innealta’s research capabilities, the quality of Innealta’s compliance infrastructure and the experience of its fund management personnel. The Board noted that a principal owner of Innealta was the current portfolio manager for each of the Funds, that he would remain the portfolio manager of each of the Funds following the Reorganization, and that the investment process and day-to-day operations of each of the Funds would remain unchanged. Additionally, the Board received satisfactory responses from the representatives of Innealta with respect to a series of important questions, including: whether Innealta was involved in any lawsuits or pending regulatory actions; whether the

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management of other accounts would conflict with its management of the Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether Innealta’s CCO would routinely review the portfolio managers’ performance of their duties to ensure compliance under Innealta’s compliance program. The Board also reviewed the information provided on the practices for monitoring compliance with each of the Funds’ investment limitations. The Board then reviewed the capitalization of Innealta based on financial information provided by and representations made by Innealta and its principals and concluded that Innealta was sufficiently well-capitalized, or Innealta’s owners had the ability to make additional contributions in order to meet its obligations to each of the Funds. The Board also discussed details of Innealta’s compliance program with the CCO of the Trust. The Board also noted that the change in portfolio management for the Funds in 2016 helped to improve performance and enhanced risk management and again noted that such portfolio management would continue with Innealta following the Reorganization. The Board concluded that Innealta had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Innealta to each of the Funds were satisfactory.

Performance.  As to performance, the Board considered each of the Funds’ past performance as well as other factors relating to Innealta and the portfolio manager’s track record.  The Board noted that, although Innealta was not the Funds’ current adviser, following the Reorganization, Innealta would be comprised of the same personnel at AFAM who are currently responsible for managing the Funds.  The Board then discussed the reports prepared by Morningstar and reviewed the performance of each of the Funds as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended September 30, 2017. The Board noted that Dynamic International Opportunity Fund underperformed the peer group and its benchmark (the MSCI ACWI ex USA Index (USD)) but outperformed its Morningstar category (the World Allocation category) for the one year period, outperformed its peer group, Morningstar category and benchmark for the three year period and underperformed the peer group, Morningstar category and benchmark for the five year period and since Dynamic International Opportunity Fund’s inception. The Board noted that the benchmark as well as many of Dynamic International Opportunity Fund’s peers and the Morningstar category were generally fully invested or represented full investment in non-U.S. equities while Dynamic International Opportunity Fund had periods of significant allocations to fixed income securities which hurt the relative performance when global bond markets were underperforming global stock markets. In addition, the Board noted Dynamic International Opportunity Fund’s tactical approach and lower risk profile. The Board noted that although Dynamic International Opportunity Fund had experienced improved performance over the last year, it continued to lag its benchmark and peer group for the one year period. Regarding Dynamic U.S. Opportunity Fund, the Board noted that Dynamic U.S. Opportunity Fund outperformed its peer group and Morningstar category (the Tactical Allocation category) for the one year and three year periods but underperformed its Morningstar category and peer group for the five year and since inception periods, and underperformed its benchmark (the S&P 500 Total Return Index) during all periods. The Board noted each of the Fund’s improved performance since the change in portfolio management at AFAM in 2016 as well as the portfolio managers’ excellent job of managing risk and that the portfolio management team currently at AFAM would continue to manage each of the Funds at Innealta following the Reorganization. After further discussion, the Board concluded that each of the Funds’ past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services to be provided by Innealta, the Board reviewed and discussed each of the Funds’ advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Morningstar Reports. The Board reviewed the contractual arrangements for each of the Funds, noting that Innealta proposed to charge each an advisory fee at an annual rate of 1.00% based on the average net assets of the respective Fund under the New Advisory Agreement, which is the same fee as is currently charged by AFAM under the Existing Advisory Agreement. The Board noted that the advisory fee for each of the Funds was above the peer group and Morningstar category averages. The Board also reviewed the net expenses for each of the Funds as compared to its peer group and Morningstar category noting that higher acquired fund fees and expenses and Fund assets under management well below the peer group and Morningstar category medians likely contributed to higher net expenses for each of the Funds. The Board noted that each of the Funds was likely not benefiting from economies of scale like some of its peers. The Board then reviewed the New Expense Limitation Agreement noting that Innealta

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had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2019, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49% and 1.24% of each Fund’s average net assets for, Class N and Class I Shares, respectively, and found such arrangements to be beneficial to shareholders. The Board noted that the New Expense Limitation Agreement provided for the same expense limitations currently in place with AFAM although the New Expense Limitation Agreement would extend each Fund’s current expense limitation by a year. The Board concluded that, based on Innealta’s experience, expertise and services to be provided to each of the Funds, the advisory fee charged by Innealta for each of the Funds was not unreasonable and, while higher than its peer group or Morningstar category averages, each was generally in line with some of the funds in its peer group and Morningstar category that were of similar size.

Profitability. The Board also considered the level of profits that could be expected to accrue to Innealta with respect to each of the Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of Innealta provided by Innealta. After review and discussion, the Board concluded that the anticipated profit from Innealta’s relationship with each of the Funds was not excessive.

Economies of Scale. As to the extent to which each of the Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Funds, Innealta’s expectations for growth of each of the Funds, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from Innealta as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the New Advisory Agreement are reasonable with respect to each of the Funds; (b) the investment advisory fee payable for each of the Funds pursuant to the New Advisory Agreement is reasonable; and (c) the New Advisory Agreement is in the best interests of the Funds and its shareholders.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved both the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. AFAM will receive compensation in connection with the Reorganization. As consideration for the Reorganization, AFAM and Innealta have entered into a four year earn-out agreement based upon Innealta’s revenues.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

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Board Consideration of Section 15(f) of the 1940 Act. In connection with its approval of the Proxy Statement, the Board also determined that the conditions of Section 15(f) of the 1940 Act were applicable to the Reorganization. The Board reviewed the conditions of Section 15(f) and determined that the following conditions would be complied with after the Reorganization is approved by shareholders: first, for a period of three years after closing of the Reorganization, at least 75% of the Board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of Innealta or AFAM; and, second, an “unfair burden” must not be imposed upon the Funds or the shareholders as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto. The Board considered that, consistent with the first condition of Section 15(f), neither Innealta nor the Board was aware of any plans to alter the structure of the Board following the Reorganization. Further, the Board committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Innealta or AFAM for a period of three years after the Reorganization. With respect to the second condition, the Board considered that the New Advisory Agreement and Existing Advisory Agreement and New Expense Limitation Agreement and Existing Expense Limitation Agreement are identical in all respects except for Innealta replacing AFAM as a party to the New Expense Limitation Agreement, the date of execution, effectiveness and term and that the portfolio managers and service providers for the Funds will all remain the same. Additionally, the Board noted that Innealta and AFAM had agreed to bear all of the costs associated with the Reorganization and, therefore, shareholders of the Funds would not bear any such costs. Finally, the Board noted that that Innealta did not and would not receive any fees from the Funds except for advisory services. Accordingly the Board concluded that the Reorganization does not impose an unfair burden on the Funds or their shareholders.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. AFAM currently serves as the Funds’ investment adviser.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting and administrative services.

The most recent annual report of the Funds, including audited financial statements for the fiscal year ended November 30, 2017, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-873-3837 and they will be sent to you by first class mail. You may also obtain copies at http://www.innealtafunds.com/funddocuments/.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 11500748.835 shares of beneficial interest of the Dynamic International Opportunity Fund issued and outstanding. There were 9,311,277.186 shares of Class I shares outstanding and 2,189,471.649 shares of Class N shares outstanding of the Dynamic International Opportunity Fund. As of the Record Date, there were 5658404.449 shares of beneficial interest of the Dynamic U.S. Opportunity Fund issued and outstanding. There were 1,366,466.024 shares of Class N shares outstanding and 4,291,938.425 shares of Class I shares outstanding of the Dynamic U.S. Opportunity Fund.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement. As defined in the Investment Company Act of 1940, as amended, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

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Thirty-three and one-third percent (33-1/3%) of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of each Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of the Dynamic International Opportunity Fund as of the record date (February 1, 2018) are listed in the following table.

Name of Shareholder	Total Shares Owned	% Of Share Class Owned

Class I Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,462,909.6140	26.45%
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA, 12TH FLOOR NEW YORK, NY 10004	1,743,446.1200	18.72%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	983,667.5490	10.56%

Class N Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	584,825.5430	26.71%
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CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	140,499.2880	6.42%

The record owners of more than 5% of the outstanding shares of the Dynamic U.S. Opportunity Fund as of the record date (February 1, 2018) are listed in the following table.

Name of Shareholder	Total Shares Owned	% Of Share Class Owned

Class I Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	779,132.8420	18.15%
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA, 12TH FLOOR NEW YORK, NY 10004	900,713.4180	20.99%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	524,654.9690	12.22%

Class N Shares
LPL FINANCIAL/A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	402,472.8530	29.45%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	68,578.4790	5.02%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

As of February 1, 2018, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the Investment Company Act of 1940, as amended.

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The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940, as amended, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Dynamic International Opportunity Fund or Dynamic U.S. Opportunity Fund, Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust may engage AST Fund Solutions, LLC (“AST”), or another proxy solicitation firm, to assist in the solicitation. If the Trust does engage a proxy solicitation firm, the estimated fees anticipated to be paid to the firm are approximately between $14,000 and $25,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Innealta. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and Innealta will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Innealta may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-800-581-4729 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Suite 2, Omaha, NE 68130.

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EXHIBITS:

Appendix A

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

INNEALTA CAPITAL, LLC

AGREEMENT, made as of [DATE] between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the "Trust"), and INNEALTA CAPITAL, LLC a [ ] (the "Adviser"), located at [ADDRESS].

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders,

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and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the \

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Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act . The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds .

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

20

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Funds’ net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to each Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

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2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate as noted in Appendix A of the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to each Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for each Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of each Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

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The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

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12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

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The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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[Signature Page Follows]

26

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ____________________________

Name: Kevin Wolf

Title: President

INNEALTA CAPITAL, LLC

By:_____________________________

Name: Dr. Vito Sciaraffia

Title: Chief Investment Officer

27

NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Dynamic International Opportunity Fund Dynamic U.S. Opportunity Fund	1.00% 1.00%

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Appendix B

New Expense Limitation Agreement

NORTHERN LIGHTS FUND TRUST II
OPERATING EXPENSES LIMITATION AGREEMENT

DYNAMIC INTERNATIONAL OPPORTUNITY FUND

DYNAMIC U.S. OPPORTUNITY FUND

THIS OPERATING EXPENSES LIMITATION AGREEMENT (the “Agreement”) is effective [DATE], by and between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”), on behalf of the DYNAMIC INTERNATIONAL OPPORTUNITY FUND and the DYNAMIC U.S. OPPORTUNITY FUND, (the “Funds”) each a series of the Trust and the Advisor of such Fund, INNEALTA CAPITAL, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Advisor renders advice and services to the Funds pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Advisor dated as of [DATE](the “Investment Advisory Agreement”); and

WHEREAS, the Funds are responsible for, and have assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit each Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Funds) desires to allow the Advisor to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit each Fund’s current Operating Expenses to an annual rate, expressed as a percentage of each Fund’s average annual net assets, to the amounts listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of each Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to that Fund, on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due.

2. Definition. For purposes of this Agreement, the term “Operating Expenses” with respect to the Funds, is defined to include all expenses necessary or appropriate for the operation of each Fund and including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-l fees and other expenses described in the Investment Advisory Agreement,

29

but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation.

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement in future years on a rolling three year basis, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A.

4. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least March 31, 2019 unless sooner terminated as provided in Paragraph 5 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

5. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board of Trustees of the Trust. This Agreement will automatically terminate, with respect to the Funds listed in Appendix A if the Investment Advisory Agreement for the Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for the Fund.

6. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS FUND TRUST II	INNEALTA CAPITAL, LLC.
on behalf of the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund

By: _______________________	By: _________________
30

Name: Kevin Wolf	Name: Dr. Vito Sciaraffia
Title: President	Title: Chief Investment Officer

31

Appendix A

Fund	Operating Expense Limit

Dynamic International Opportunity Fund Class N Class I Dynamic U.S. Opportunity Fund Class N Class I	1.49% 1.24% 1.49% 1.24%

Innealta CAPITAL MUTUAL FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 1-800-581-4729 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Dynamic International Opportunity Fund

A SERIES OF NORTHERN LIGHTS FUND TRUST II

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and Richard Malinowski each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of the Shareholders (the "Meeting") of the fund listed above (the "Fund"), a series of the Northern Lights Funds Trust II (the "Trust"), to be held at the offices of Gemini Fund Services LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 27, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-581-4729**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 27, 2018. The proxy statement for this meeting is available at proxyonline.com/docs/DynamicFunds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

DYNAMIC INTERNATIONAL OPPORTUNITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement by and between the Trust and Innealta Capital, LLC, the proposed investment adviser to the Fund. No fee increase is proposed.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Innealta CAPITAL MUTUAL FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 1-800-581-4729 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Dynamic U.S. Opportunity Fund

A SERIES OF NORTHERN LIGHTS FUND TRUST II

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Allyson Stewart and Richard Malinowski each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of the Shareholders (the "Meeting") of the fund listed above (the "Fund"), a series of the Northern Lights Funds Trust II (the "Trust"), to be held at the offices of Gemini Fund Services LLC, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 27, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-581-4729**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 27, 2018. The proxy statement for this meeting is available at proxyonline.com/docs/DynamicFunds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

DYNAMIC U.S. OPPORTUNITY FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement by and between the Trust and Innealta Capital, LLC, the proposed investment adviser to the Fund. No fee increase is proposed.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]